UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2024

KeyStar Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56290	85-0738656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1645 Pine Tree Ln, Suite 2, Sarasota, Florida	34236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 783-9435

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

June 30, 2022 Consolidated Financial Statements

As previously disclosed in the Annual Report on Form 10-K for the fiscal year ended June 30, 2023 of KeyStar Corp. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) on March 8, 2024 (the “2023 Form 10-K”), on or about February 15, 2024, management of the Company identified and corrected an accounting error related to the estimated value of the shares of the Company’s Series B convertible preferred stock issued and recorded in the fiscal year ended June 30, 2022. Management determined that the value of the shares and the corresponding loss on debt extinguishment was overstated by the $747,102. To correct this accounting error, the Company recorded an adjustment to equity and other losses in the amount of $747,102 as of and for the year ended June 30, 2022.

Management concluded that the effect of the errors on prior period annual financial statements was material. Therefore, the consolidated financial statements as of and for the year ended June 30, 2022 should no longer be relied upon. As a result, the Company has restated its consolidated financial statements as of and for the year ended June 30, 2022, and such restated financial statements are included in the 2023 Form 10-K.

September 30, 2022 Consolidated Financial Statements

As previously disclosed in the Quarterly Report on Form 10-Q for the Company’s quarterly period ended September 30, 2023 filed with the SEC on April 19, 2024 (the “September 2023 Form 10-Q”), on or about February 15, 2024, management identified and corrected an accounting error related to the estimated value of the assets purchased on August 26, 2022 from ZenSports, Inc. Management determined that the value of the assets purchased were understated during the three months ended September 30, 2022 for asset acquisition costs initially expensed, and overstated during the three months ended September 30, 2022 for expenses that were initially included as part of the asset purchase.

Management concluded that the effect of the errors on prior period interim financial statements was material. Therefore, the consolidated financial statements as of and for the three months ended September 30, 2022 should no longer be relied upon. As a result, the Company has restated its consolidated financial statements as of and for the three months ended September 30, 2022, and such restated financial statements are included in the September 2023 Form 10-Q.

December 31, 2022 Consolidated Financial Statements

As previously disclosed in the Quarterly Report on Form 10-Q for the Company’s quarterly period ended December 31, 2023 filed with the SEC on April 25, 2024 (the “December 2023 Form 10-Q”), on or about February 15, 2024, management identified and corrected an accounting error related to the estimated value of the assets purchased on August 26, 2022 from ZenSports, Inc. Management determined that the value of the assets purchased were understated during the three months ended December 31, 2022 for asset acquisition costs initially expensed, and overstated during the six months ended December 31, 2022 for expenses that were initially included as part of the asset purchase.

Management concluded that the effect of the errors on prior period interim financial statements was material. Therefore, the consolidated financial statements as of and for the three and six months ended December 31, 2022 should no longer be relied upon. As a result, the Company has restated its consolidated financial statements as of and for the three and six months ended December 31, 2022, and such restated financial statements are included in the December 2023 Form 10-Q.

2

March 31, 2023 Consolidated Financial Statements

As previously disclosed in the Quarterly Report on Form 10-Q for the Company’s quarterly period ended March 31, 2024 filed with the SEC on May 13, 2024 (the “March 2024 Form 10-Q”), on or about February 15, 2024, management identified and corrected an accounting error related to the estimated value of the assets purchased on August 26, 2022 from ZenSports, Inc. Management determined that the value of the assets purchased were understated during the three months ended March 31, 2023 for asset acquisition costs initially expensed, and overstated during the nine months ended March 31, 2023 for expenses that were initially included as part of the asset purchase.

Also previously disclosed in the March 2024 Form 10-Q, in February 2024, management also identified and corrected an error in the accounting for the debt issuance costs related to the second amendment of the related party demand line of credit (the “Amended LOC”). Management determined that the debt issuance costs related to the Amended LOC were improperly expensed upon the date of the Amended LOC as opposed to capitalized and amortized over the expected life of the debt.

Management concluded that the effect of the errors on prior period interim financial statements was material. Therefore, the consolidated financial statements as of and for the three and nine months ended March 31, 2023 should no longer be relied upon. As a result, the Company has restated its consolidated financial statements as of and for the three and nine months ended March 31, 2023, and such restated financial statements are included in the March 2024 Form 10-Q.

Management has discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent accountant pursuant to this Item 4.02(a).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2024	KEYSTAR CORP.

	By:	/s/ James Mackey
James Mackey, CFO

4